                                  EXHIBIT 2.7

                                 USTRAILS INC.

                   USTRAILS INC. 12% SECURED NOTES DUE 1998

                                      AND

                 ADDITIONAL SERIES 12% SECURED NOTES DUE 1998

                             LETTER OF TRANSMITTAL

- --------------------------------------------------------------------------------

          THE EXCHANGE OFFER WILL TERMINATE AND THE WITHDRAWAL RIGHTS WITH RESPECT THERETO WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON
                    FRIDAY, JULY 5, 1996, UNLESS EXTENDED.

- --------------------------------------------------------------------------------


          The undersigned acknowledges the receipt of the Private Placement Memorandum, dated June 28, 1996 (the "Memorandum") of USTrails Inc., a Nevada corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer to exchange its 12% Secured Notes Due 1998 (the "Initial Series Notes") and Additional Series 12% Secured Notes Due 1998 (the "Additional Series Notes" and collectively with the Initial Series Notes, the "Secured Notes") on the terms and conditions set forth in the Memorandum and this Letter of Transmittal in a private offering to certain holders of the Secured Notes (the "Exchange Offer"), all of their Secured Notes for the following consideration (the "Exchange Consideration"), in each case per $1,000 in principal amount: $400 in cash (including $40.59 prepaid interest), $492 in principal amount of Senior Subordinated Pay-In-Kind Notes due 2003 (the "Senior Subordinated PIK Notes") and 45 shares of the common stock, par value $.01 per share, of the Company (the "Common Stock"). In addition, accrued interest of $60 per $1,000 in principal amount through July 15, 1996 on the Secured Notes will be paid in cash.

          The undersigned is either: (a) the registered holder of the Secured Notes described below, or (b) the person named on an omnibus endorsement that a Clearing Agency has delivered to the Depositary that designates the undersigned as the holder on the records of such Clearing Agency of the Secured Notes described below. Pursuant to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the Secured Notes described below in exchange for the Exchange Consideration. The undersigned hereby represents and warrants (i) that it has full power and authority to execute and deliver this Letter of Transmittal and that it can transfer all right, title, and interest in and to these Secured Notes and (ii) that it has not tendered and will not in the future tender any of its Secured Notes to the Company pursuant to the Company's tender offer for such notes more fully described in an Offer to Purchase, dated June 5, 1996, as supplemented and amended. Upon the Company's acceptance of any of these Secured Notes pursuant to the Exchange Offer, the undersigned hereby transfers all right, title, and interest in and to such accepted Secured Notes to the Company.

          If the undersigned fails to complete the column below entitled "Principal Amount of Secured Notes Tendered," the undersigned shall be deemed to have tendered the entire principal amount of Secured Notes represented by the Secured Note certificates tendered. If the undersigned is tendering Secured Notes by book-entry transfer, however, it should only complete the name and address block and the column below entitled "Principal Amount of Secured Notes Tendered."

                       NOTICE TO EXCHANGING NOTEHOLDERS

     Each Exchanging Noteholder, by its execution of the Letter of Transmittal, will acknowledge, represent to and agree with the Company as follows:

     (1) It understands and acknowledges that the Transfer Restricted Securities have not been registered under the Securities Act or any other applicable securities law and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom and in each case in compliance with the conditions for transfer set forth in paragraph
(4) below.

     (2) It is an "accredited investor" within the meaning of Regulation D under the Securities Act and is aware that any sale of Transfer Restricted Securities to it will be made in reliance on Regulation D.

     (3) It acknowledges that neither the Company nor any person representing the Company has made any representation to it with respect to the Company or the offering or sale of any Transfer Restricted Securities, other than in this Memorandum which has been delivered to it and upon which it is relying in making its investment decision with respect to the Transfer Restricted Securities. It has had access to such financial and other information concerning the Company and the Transfer Restricted Securities as it has deemed necessary in connection with its decision to acquire any of the Transfer Restricted Securities, including an opportunity to ask questions of and request information from the Company.

     (4) It is acquiring the Transfer Restricted Securities for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such Transfer Restricted Securities pursuant to any exemption from registration available under the Securities Act. It agrees on its own behalf and on behalf of any investor account for which it is acquiring the Transfer Restricted Securities, and each subsequent holder of the Transfer Restricted Securities by its acceptance thereof will agree, to offer, sell or otherwise transfer such Transfer Restricted Securities only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, or (c) pursuant to any other available exemption from the registration requirements of the Securities Act. Each purchaser acknowledges that the Company will reserve the right prior to any offer, sale or other transfer of the Transfer Restricted Securities pursuant to clause (c) above to require the delivery of an opinion of counsel, certifications and/or information satisfactory to the Company. Each Exchanging Noteholder acknowledges that each certificate for Transfer Restricted Securities will contain a legend substantially to the following effect:

          THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

     (5) It agrees on its own behalf and on behalf of any investor account for which it is acquiring any Transfer Restricted Securities (a "Holder") to place all Common Stock held by such Holder, whether currently held, acquired pursuant to the Exchange Offer, or hereafter acquired ("Transfer Restricted Common Stock"), under the restrictions set forth in Article Nine of the By-Laws of the Company, concerning restrictions placed on the Common Stock in order to preserve the net operating losses of the Company for federal income tax purposes. For the purposes hereof, Article Nine of the By-Laws of the Corporation shall be interpreted to expand its restrictions to apply to all Pre-Amendment Common Stock and Post-Amendment Common Stock (as such terms are defined in Article Nine of the By-Laws) held now or hereafter acquired by the Holder, and Article Nine shall not be construed for these purposes to restrict only Post-Amendment Common Stock. Each Exchanging Noteholder acknowledges that each certificate representing Transfer Restricted Common Stock will contain a legend substantially to the following effect:

          TRANSFER OF THESE SHARES IS SUBJECT TO RESTRICTIONS DESIGNED TO AVOID AN "OWNERSHIP CHANGE" WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. SUCH RESTRICTIONS ARE SET FORTH IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED JUNE 28, 1996, RELATING TO A RESTRUCTURING TRANSACTION, THE LETTER OF TRANSMITTAL RELATED THERETO AND ARTICLE NINE OF THE BY-LAWS OF THE COMPANY. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY SUCH RESTRICTIONS. THE COMPANY WILL FURNISH TO THE RECORD HOLDER OF THIS CERTIFICATE, UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS, A COPY OF SUCH RESTRICTIONS.

Upon the request of the Company, each Holder will deliver certificates representing the Transfer Restricted Common Stock currently held by such Holder to the Company or its agents so that the foregoing legend may be affixed thereto.

     (6) It acknowledges that the Company and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations and agreements deemed to have been made by purchase of the Transfer Restricted Securities are no longer accurate, it shall promptly notify the Company. If it is acquiring any Transfer Restricted Securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.


________________________________________________________________________________

                       DESCRIPTION OF THE SECURED NOTES

________________________________________________________________________________
Name and Address of the              Secured Notes Certificates Enclosed
 Registered Holder of              (Attach signed addendum, if necessary)
 Secured Notes or the
 Person Named on the
 Omnibus Endorsement With
 Respect Thereto

- --------------------------------------------------------------------------------
                                          Principal Amount
                                          of Secured Notes  Principal Amount of
                            Certificate      Represented        Secured Notes
                            Number          by Certificate        Tendered
                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

________________________________________________________________________________
                                   Total
                             Principal Amount
________________________________________________________________________________

[_] Check this box if you are not delivering Secured Note certificates with this Letter of Transmittal, but are delivering the Secured Notes to which this Letter of Transmittal relates to the Depositary's account at Depository Trust Company, whose nominee is Cede & Co., and give the number of the account thereat from which you are transferring such Secured Notes.

               Book-Entry Transfer Account No._______________________

[ ] Check this box if you are not delivering Secured Note certificates with this Letter of Transmittal because you are a person named as the holder of Secured Notes on a Clearing Agency's omnibus endorsement and such Clearing Agency will deliver the certificates representing your Secured Notes to the Depositary.

[ ] Check this box if you are delivering this Letter of Transmittal and any accompanying Secured Note certificates pursuant to a Notice of Guaranteed Delivery previously delivered to the Depositary and give below the date of such Notice of Guaranteed Delivery and the name of the Eligible Institution that executed it.

          Date of Notice of Guaranteed Delivery:_____________________

          Name of Eligible Institution:______________________________

- ------------------------------------    ----------------------------------------

          SPECIAL PAYMENT                          SPECIAL DELIVERY
           INSTRUCTIONS                               INSTRUCTIONS
    Check Payable to a Designee            Check Payable to the Undersigned

- ------------------------------------    ----------------------------------------

    If the undersigned desires the          If the undersigned desires the
  Depositary to issue  the check          Exchange Consideration to be
  for the Cash Consideration and          delivered to someone other than the
  the certificates for Common             undersigned or to the undersigned
  Stock and Senior Subordinated           at an address other than the address
  PIK Notes to be issued in the           shown hereon, please give such name
  name of someone other than the          and address below:
  undersigned (the"Designee"),
  please give the Designee's name,
  address, and telephone
  number below:

  Name:___________________________        Name:_______________________________

  Address:________________________        Address:____________________________

  ________________________________        ____________________________________

  ________________________________        ____________________________________

  ________________________________        ____________________________________



  Telephone No:___________________

- ------------------------------------    ----------------------------------------

     Please complete, sign, and date the "Signature" box on the next page. Your signature must appear exactly as it appears on the Secured Note certificates described above or the omnibus endorsement, respectively. If you are not an Eligible Institution, you must have your signature guaranteed by an Eligible Institution that is a member of: (a) the Securities Transfer Agents Medallion Program, (b) the New York Stock Exchange Medallion Signature Program, or (c) the Stock Exchange Medallion Program (collectively, the "Medallion Programs").

     An Eligible Institution is: (a) a firm that is a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or (b) a commercial bank or trust company that has an office or correspondent in the United States of America.

     When the Secured Notes are held by joint tenants, both joint tenants should sign. When signing as administrator, attorney-in-fact, executor, fiduciary, guardian, officer, trustee, or other person acting in a representative capacity, please give your full title and deliver evidence to the Depositary of your authority to execute this Letter of Transmittal. If a corporation, an authorized officer should sign in the name of the corporation. If a partnership, a general partner should sign in the name of the partnership.

________________________________________________________________________________

                                   SIGNATURE

     Name:    ________________________________________________________
     Address: ________________________________________________________
              ________________________________________________________
              ________________________________________________________
              ________________________________________________________
     Telephone No.: __________________________________________________
     Signature: ______________________________________________________
     Title:     ______________________________________________________
     Date:      ______________________________________________________

                              SIGNATURE GUARANTEE

     Name of Eligible Institution: ___________________________________
     Address: ________________________________________________________
              ________________________________________________________
              ________________________________________________________
              ________________________________________________________
     Telephone No.: __________________________________________________
     Authorized Signature: ___________________________________________
     Date: ___________________________________________________________

________________________________________________________________________________

                            INSTRUCTIONS AND TERMS

          1. OFFER TO PURCHASE. This Letter of Transmittal is subject to the terms and conditions set forth in the Memorandum.

          2. BINDING AGREEMENT. The delivery of this Letter of Transmittal and the Secured Notes to which it relates constitutes a binding agreement by the person executing this Letter of Transmittal to sell to the Company any of such Secured Notes that the Company accepts.

          3. TENDER IRREVOCABLE. Except as discussed in the Memorandum, the tender of Secured Notes pursuant to the Exchange Offer is irrevocable.

          4. NO CONDITIONAL TENDERS. Any alternate, conditional, or contingent tenders of Secured Notes shall be invalid and rejected.

          5. PERSONS AUTHORIZED TO EXECUTE THIS LETTER OF TRANSMITTAL. To effectuate a valid tender of Secured Notes, the Depositary must receive a properly completed Letter of Transmittal with respect thereto. Only a registered holder of Secured Notes on the Secured Note register or a person registered as the holder of Secured Notes on the records of a Clearing Agency that delivers an omnibus endorsement to the Depositary may execute a Letter of Transmittal. Such a person (referred to herein as a Secured Noteholder) must complete the Letter of Transmittal in accordance with the instructions contained herein and in the Memorandum and deliver it along with the certificates for such Secured Notes and any other required documents to the Depositary on or before the Expiration Date. A person that is registered as the holder of Secured Notes on the records of a Clearing Agency should ensure that such Clearing Agency delivers the physical certificates representing such Secured Notes to the Depositary or transfers such Secured Notes to the Depositary by book-entry transfer on or before the Expiration Date. A beneficial holder of Secured Notes that is not the registered holder thereof as described above should instruct the bank, broker, custodian, fiduciary, nominee, securities dealer, trust company, or other person that is the registered holder thereof to tender such Secured Notes on its behalf if such beneficial holder desires to tender its Secured Notes pursuant to the Exchange Offer.

          6. GUARANTEE OF SIGNATURE. Unless the person executing this Letter of Transmittal is an Eligible Institution, such person must have its signature guaranteed by an Eligible Institution that is a member of a Medallion Program.

          7. SECURED NOTE CERTIFICATES. The certificates for the Secured Notes to which this Letter of Transmittal pertains must accompany this Letter of Transmittal unless: (a) the person executing this Letter of Transmittal is registered as the holder of such Secured Notes on the records of a Clearing Agency that delivers an omnibus endorsement to the Depositary and such Clearing Agency delivers such Secured Note certificates to the Depositary, or (b) the person executing this Letter of Transmittal has caused the transfer of such Secured Notes to the Depositary pursuant to the book-entry transfer procedures described below.

          8. BOOK-ENTRY TRANSFER. The Depositary has requested Depository Trust Company and its nominee Cede & Co. to establish a Secured Note book-entry transfer account for the Depositary. Any financial institution that participates in the Book-Entry Transfer Facility's system may make book-entry delivery of Secured Notes by causing the Book-Entry Transfer Facility to transfer such Secured Notes into the Depositary's account thereat. Such Secured Noteholders, however, must still deliver a properly completed Letter of Transmittal and any other required documents to the Depositary on or before the Expiration Date. The Company anticipates using the Automated Tender Offer Program (ATOP) system to determine the principal amount of Secured Notes tendered pursuant to the Offer from time to time.

          9. GUARANTEED DELIVERY. If a Secured Noteholder cannot deliver a Letter of Transmittal or its Secured Note certificates to the Depositary on or before the Expiration Date, such Secured Noteholder may tender its Secured Notes through an Eligible Institution that guarantees such Secured Noteholder's delivery thereof. To effect such a tender, the Eligible Institution must deliver a Notice of Guaranteed Delivery substantially in the form accompanying the Memorandum to the Depositary on or before the Expiration Date. Within three business days after delivery thereof, the Eligible Institution must deliver to the Depositary a properly completed Letter of Transmittal along with the Secured Note certificates to which it relates or cause the transfer of such Secured Notes into the Depositary's account at the Book-Entry Transfer Facility.

          10. METHOD OF DELIVERY. You should return this Letter of Transmittal and the related Secured Note certificates to the Depositary to the appropriate address on the final page herein. The method of delivery is at your sole risk and option. All documents shall be deemed delivered only when the Depositary actually receives them. The Depositary recommends that you use certified or registered mail and allow sufficient time to insure receipt on or before the Expiration Date.

          11. TRANSFER TAXES. The Secured Noteholders will generally not be responsible for the payment of any transfer or other similar taxes with respect to the transfer of their Secured Notes to the Company pursuant to the Offer. Any Secured Noteholder that has named a Designee, however, will be responsible for paying any such taxes that the naming of a Designee causes, which the Depositary will deduct from the amount otherwise payable thereto.

          12. RETURN OF UNACCEPTED SECURED NOTES. With respect to tendered Secured Notes that the Company does not accept, as soon as possible after determining which Secured Notes the Company has accepted, the Depositary will return the Secured Note certificates for such unaccepted Secured Notes to the registered holder thereof or redeliver such unaccepted Secured Notes by book-entry transfer to the Book-Entry Transfer Facility account from which the Secured Noteholder caused their delivery. If a Secured Note certificate represents both accepted and unaccepted Secured Notes, the Depositary will cause the cancellation of such certificate and the issuance of a new certificate for the unaccepted Secured Notes to the registered holder of the original certificate.

          13. SECURED NOTES UNENCUMBERED. The person executing this Letter of Transmittal hereby represents and warrants to the Company that the Company will acquire good, marketable, and unencumbered title to any accepted Secured Notes tendered by the undersigned, free and clear of any charge, claim, encumbrance, lien, or restriction.

          14. FURTHER ASSURANCES. The person executing this Letter of Transmittal hereby agrees to execute and deliver to the Depositary any additional documents necessary or desirable to perfect the transfer to the Company of the Secured Notes described above that the Company accepts pursuant to the Exchange Offer.

          15. SUCCESSORS. All authority conferred or agreed to be conferred in this Letter of Transmittal and any obligation hereunder of the person executing it shall be binding upon such person's administrators, assigns, heirs, representatives, and successors, and shall not be affected by, and shall survive, the death or incapacity of such person.

          16. SURVIVABILITY. The terms of this Letter of Transmittal shall survive the delivery of the amounts owed in exchange for the transfer of the Secured Notes described hereon that the Company accepts pursuant to the Offer.

          17. INADEQUATE SPACE. If the space provided herein is inadequate for any purpose, please attach hereto a separate signed addendum.

          18. DEPOSITARY AS AGENT. The person executing this Letter of Transmittal hereby irrevocably appoints the Depositary as the undersigned's attorney-in-fact and proxy, with full power of substitution, with respect to any tendered Secured Notes that the Company accepts pursuant to the Exchange Offer. This power of attorney and proxy shall be deemed to be irrevocable and coupled with an interest. Upon acceptance of such Secured Notes, the undersigned hereby revokes any and all prior powers of attorney and proxies granted with respect thereto.

          19. LOST SECURED NOTE CERTIFICATES. If you desire to tender your Secured Notes but have lost your Secured Note certificates or someone has destroyed, mutilated, or stolen them, please contact the Depositary concerning the procedures for obtaining replacement certificates.

          20. FURTHER INFORMATION. Please direct all questions and requests for assistance with respect to this Letter of Transmittal to the Depositary at the address and telephone number set forth below.

          21. COMPANY'S DETERMINATION FINAL AND BINDING. The Company's interpretation of the terms and conditions of the Exchange Offer is final and binding. The Company, in its sole discretion, will determine all questions concerning acceptance, form, time of receipt, validity, withdrawal, and any other matter with respect to the Exchange Offer. The Company reserves the right to reject any or all tenders of Secured Notes that it determines are in inappropriate form or the acceptance or payment for which may be unlawful. The Company also reserves the right to waive any defect or irregularity in any tender with respect to any particular Secured Notes or any particular Secured Noteholder. A tender of Secured Notes will not be validly made until all defects and irregularities have been cured or expressly waived. Neither the Company nor the Depositary, however, shall be obligated to notify a Secured Noteholder of any defects or irregularities in its tender.

          22. DELIVERY TO THE DEPOSITARY. Delivery of a completed Letter of Transmittal and any related Secured Note certificates or other documents to the Depositary at any address other than the addresses set forth below shall be an invalid delivery thereof. Moreover, the transmission to the Depositary of any document to a facsimile number other than the facsimile number set forth below shall also be an invalid delivery thereof.

                                TAX INFORMATION

          Under the federal income tax laws, the person executing this Letter of Transmittal must provide the Depositary with such person's correct Taxpayer Identification Number ("TIN") on a Substitute Form W-9. For your convenience, a Substitute Form W-9 that you may complete is set forth below. If the person is an individual, such person's TIN is such person's social security number. If Secured Note certificates are held in more than one name, please consult the accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information on which number to report.

          On the Substitute Form W-9, the person executing this Letter of Transmittal must certify under penalties of perjury that: (a) such person's TIN is correct, and (b) such person is not subject to backup withholding, either because the Internal Revenue Service (the "Service") has not notified such person that such person is subject to backup withholding as a result of a failure to report interest or dividends or because the Service has notified such person that such person is no longer subject to backup withholding.

          If the Service has notified a person that such person is subject to backup withholding because of underreporting of interest or dividends, such person must cross out item (2) in the "Certification" section of the Substitute Form W-9. If subsequently, however, the Service notifies such person that such person is no longer subject to backup withholding, such person should not cross out item (2).

          If the person executing this Letter of Transmittal does not provide the Company with such person's correct TIN, such person may be subject to a $50 penalty that the Service imposes. Failure to comply truthfully with the backup withholding certification requirements may also result in the imposition of criminal and civil fines and penalties. Moreover, if the person executing this Letter of Transmittal does not provide the Depositary with such person's correct TIN, or if such person fails to make the certifications discussed above, the payments that the Depositary makes to such person may be subject to backup withholding.

          Exempt persons, which include all corporations and certain foreign individuals, are not subject to the backup withholding and reporting requirements. An exempt person should furnish its TIN, write "Exempt" on the face of the Substitute Form W-9, and sign and date the form. To satisfy the Depositary that a foreign person qualifies as an exempt recipient, such person must also submit to the Depositary with this Letter of Transmittal a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to such person's foreign status. Please consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for information on persons who may be exempt.

          If backup withholding applies, the Depositary will be required to withhold 31% of any payments made to the person executing this Letter of Transmittal or its Designee. Backup withholding is not an additional tax. The tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, such person may obtain a refund from the Service.

          Any person required to provide a TIN who has not been issued a TIN and has applied for a TIN, or intends to apply for a TIN in the near future, should write "Awaiting TIN" on the line of the Substitute Form W-9 requiring a TIN. If the Depositary is not provided with a TIN within 60 days, the Depositary will be required to withhold 31% of all subsequent reportable payments until such person provides the Depositary with such person's TIN. Additionally, during this 60 day period the Depositary will be required to comply with certain interim backup withholding requirements, which may require the Depositary to withhold 31% of any payments made during such period, subject to the refunding of such amounts if the Depositary receives the certified TIN before the end of the period.

          Failure to sign, date, and complete Parts I and II of the following Substitute Form W-9 will result in backup withholding of 31% of any payments made to you or your Designee.

___________________________________________________________________________________________________________________________
 SUBSTITUTE                        PART I - PLEASE PROVIDE YOUR TAX-PAYER                      Social Security Number
 FORM W-9                          IDENTIFICATION NUMBER IN THE BOX AT
                                   RIGHT AND CERTIFY BY SIGNING AND                ________________________________________
                                   DATING BELOW.                                                        OR
                                                                                          Employer Identification Number
                             ______________________________________________________________________________________________


DEPARTMENT OF THE                  PART II - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING, SEE THE TAX
TREASURY, INTERNAL                 INFORMATION ABOVE AND GUIDELINES FOR CERTIFICATION OF TAXPAYER
REVENUE SERVICE PAYER'S            IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 ENCLOSED HEREWITH AND
REQUEST FOR TAXPAYER               COMPLETE AS INSTRUCTED HEREIN AND THEREIN.
IDENTIFICATION NUMBER (TIN)
__________________________________________________________________________________________________________________________

CERTIFICATION - Under penalties of perjury, I certify that:

  (1)  The number shown on this form is my correct taxpayer identification number or a taxpayer identification number has not been issued to me and either: (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration
       office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

  (2)  I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Service has notified me that I am no longer subject to backup withholding.

  CERTIFICATION INSTRUCTION - You must cross out item (2) above if you have been notified by the Service that you are subject to backup withholding because of underreporting interest or dividends on your tax return unless you received a subsequent notification from the Service stating that you are no longer subject to backup withholding.
__________________________________________________________________________________________________________________________

SIGNATURE:                                                                           DATE:
__________________________________________________________________________________________________________________________

      Please deliver this completed Letter of Transmittal and the related
        Secured Note certificates on or before the Expiration Date to:

                                  FLEET NATIONAL BANK,

                                    AS DEPOSITARY
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By Facsimile:               By Registered/Certified Mail or            Confirm by Telephone:
                                  Overnight Courier:

  (860) 986-7908                    Fleet National Bank                    (860) 986-1271
    Attention:             Corporate Trust Operations Division
Patricia Williams             777 Main Street, CTMO 0224
                                  Hartford, CT 06115

                                  By Hand in New York:

                                 Shawmut Trust Company
                       c/o First Chicago Trust Company of New York
                           14 Wall Street, 8th Floor, Window 2
                                   New York, NY 10015
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DA961740.027/8+